UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2015

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Renaissance House

12 Crow Lane

Pembroke, HM19 Bermuda

(Address of principal executive office)

(Registrant’s telephone number, including area code) (441) 295-4513

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

Credit Agreement

Effective as of February 25, 2015, RenaissanceRe Holdings Ltd. (“RenaissanceRe”) and Barclays Bank PLC (the “Lender”) entered into a Credit Agreement (the “Credit Agreement”) pursuant to which the Lender made a bridge loan to RenaissanceRe in the aggregate principal amount of $300,000,000 (the “Loan”). The Loan is intended to be used to temporarily finance a portion of the cash consideration payable by RenaissanceRe in the previously-announced acquisition of Platinum Underwriters Holdings, Ltd. (“Platinum”) pursuant to the Agreement and Plan of Merger, dated as of November 23, 2014, by and among RenaissanceRe, Port Holdings Ltd. and Platinum (the “Merger Agreement”).

The Loan bears interest at a rate equal to the Eurodollar Rate (as defined in the Credit Agreement) plus a margin, as set forth in the Credit Agreement. The Loan is scheduled to mature on August 25, 2015, subject to prepayment, at Renaissance’s discretion, in whole or in part at any time or from time to time without premium or penalty. Subject to certain exceptions, to the extent that RenaissanceRe or certain of its subsidiaries receives net cash proceeds from (a) the sale or issuance of equity securities or (b) the incurrence of certain indebtedness, the Loan must be prepaid in an amount equal to such net cash proceeds, all as more fully set forth in the Credit Agreement.

The Credit Agreement contains representations, warranties and covenants customary for bank loan facilities of this type. In addition to customary covenants which limit RenaissanceRe’s ability to merge, consolidate, enter into negative pledge agreements, sell all or any substantial part of its assets, and declare or pay dividends under certain circumstances, the Credit Agreement also contains certain financial covenants and a limitation on certain liens. These financial covenants provide that consolidated debt to capital shall not exceed the ratio of 0.35:1 and that the consolidated net worth of RenaissanceRe and Renaissance Reinsurance Ltd. shall equal or exceed approximately $2.3 billion and $1.1 billion, respectively. In the event of the occurrence and continuation of certain events of default, the Lender may, among other things, accelerate the outstanding obligations of RenaissanceRe under the Credit Agreement.

The description of the Credit Agreement contained herein is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Lender is also a party to the Credit Agreement, dated as of May 17, 2012, by and among RenaissanceRe, Wells Fargo Bank, National Association, as administrative agent, and the other banks and financial institutions parties thereto. In addition, the Lender and/or certain of its affiliates have in the past provided, currently provide and/or may in the future provide, investment banking, transfer agent, trusteeship, custodial, and/or other financial services from time to time to RenaissanceRe and its affiliates.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The disclosure set forth in Item 1.01 above is hereby incorporated herein by reference.

Item 8.01.	Other Events

On February 27, 2015, pursuant to the requirements of The New York Stock Exchange, Inc., RenaissanceRe announced preliminary results of the elections made by shareholders of Platinum regarding their preference as to the form of merger consideration they will receive in connection with RenaissanceRe’s pending acquisition of Platinum. The consideration to be received by the shareholders of Platinum is subject to the proration mechanics of the Merger Agreement. RenaissanceRe issued a press release dated February 27, 2015 announcing the foregoing, a copy of which is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

The parties expect the transaction to close on Monday, March 2, 2015.

Cautionary Statement Regarding Forward Looking Statements

Any forward-looking statements made in this Form 8-K reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous factors that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Platinum; the failure to satisfy conditions to completion of the merger; risks that the proposed transaction disrupts each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the merger; the amount of the costs, fees, expenses and charges related to the merger; the frequency and severity of catastrophic and other events; uncertainties in the companies’ reserving processes; the lowering or loss of any of the financial strength, claims paying or enterprise wide risk management ratings of either company or their respective subsidiaries or joint ventures; risks associated with appropriately modeling, pricing for, and contractually addressing new or potential factors in loss emergence; risks that the companies might be bound to policyholder obligations beyond their underwriting intent; risks due to the companies’ reliance on a small and decreasing number of reinsurance brokers and other distribution services; risks relating to operating in a highly competitive environment; risks relating to deteriorating market conditions; the risk that the companies’ customers may fail to make premium payments due to them; the risk of failures of the companies’ reinsurers, brokers or other counterparties to honor their obligations to the companies; a contention by the Internal Revenue Service that Renaissance Reinsurance Ltd., Platinum Underwriters Bermuda, Ltd. or any of the companies’ other Bermuda subsidiaries, is subject to U.S. taxation; other risks relating to potential adverse tax developments; risks relating to adverse legislative developments; risks associated with the companies’ investment portfolios; changes in economic conditions or inflation; and other factors affecting future results disclosed in RenaissanceRe’s and Platinum’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the definitive proxy statement/prospectus.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Credit Agreement, dated as of February 25, 2015, by and between RenaissanceRe Holdings Ltd., as borrower, and Barclays Bank PLC, as lender

99.1	Copy of Press Release issued by RenaissanceRe Holdings Ltd., dated February 27, 2015

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date:	February 27, 2015	By:	/s/ Stephen H. Weinstein
		Name:	Stephen H. Weinstein
		Title:	Senior Vice President, General Counsel & Corporate Secretary

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